H PAY CARD LTD.

INTERIM FINANCIAL STATEMENTS

(Unaudited)

(Stated In U.S. Dollars)

MAY 30, 2008

H PAY CARD LTD.

INTERIM BALANCE SHEET

(Unaudited)

Stated in U.S. Dollars

MAY 30, 2008

Assets

Current Assets
Cash	$-

Liabilities

Current Liabilities
Shareholders’ Loan	$12,567

Shareholders’ Equity (Deficiency)

Shareholders’ Equity
Common stock, $0.001 par value, Unlimited shares authorized; 12,000,000 shares issued at $0.001 par value
$12,134
Deficit accumulated during the development stage	(24,333)
Accumulated other comprehensive loss	(368)
(12,567)

$-

SEE ACCOMPANYING NOTES TO INTERIM FINANCIAL STATEMENTS

H PAY CARD LTD.

INTERIM STATEMENTS OF OPERATIONS

(Unaudited)

Stated in U.S. Dollars

For the period ended May 30, 2008

and for the period from

January 28, 2008 (Date of Inception) to May 30, 2008

	For the period ended May 30, 2008	January 28, 2008 (Date of Inception) to May 30, 2008

EXPENSES
Research and Development	$10,770	$10,770
Travel	13,563	13,563
	24,333	24,333

Loss from continuing operations	$(24,333)	$(24,333)

Other comprehensive loss:
Foreign currency translation adjustment	(368)	(368)
Comprehensive income (loss) for the period	$(24,701)	$(24,701)

Basic and diluted loss per share	$(0.00)

Weighted average shares outstanding	12,000,000

SEE ACCOMPANYING NOTES TO INTERIM FINANCIAL STATEMENTS

H PAY CARD LTD.

(Unaudited)

Stated in U.S. Dollars

INTERIM STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)

For the period January 28, 2008 (Date of Inception) to May 30, 2008

	Common stock
	Number	Par Value	Additional Paid in Capital	Accumulated other comprehensive loss	Deficit Accumulated during the development stage	Contributed Total
Common stock issued for cash - $0.001 par value	12,000,000	12,134	-	-	-	12,134
Foreign currency translation adjustment	-	-	-	(368)	-	(368)
Net loss for the period	-	-	-	-	(24,333)	(24,333)
	12,000,000	12,134	-	(368)	(24,333)	(12,567)

SEE ACCOMPANYING NOTES TO INTERIM FINANCIAL STATEMENTS

H PAY CARD LTD.

(Unaudited)

Stated in U.S. Dollars

INTERIM STATEMENTS OF CASH FLOWS

For the period January 28, 2008 (Date of Inception) to May 30, 2008

	For the period ended May 30, 2008	January 28, 2008 (Date of Inception) to May 30, 2008

Cash flows used in Operating Activities
Loss from continuing operations	$(24,333)	$(24,333)
Items not affecting cash:	-	-
Changes in non-cash working capital items:	-	-
	(24,333)	(24,333)

Cash flows provided by Financing Activities
Common stock issued for cash	12,134	12,134
Increase in loans payable	12,567	12,567
Net cash provided by Financing Activities	24,701	24,701

Foreign currency translation adjustment	(368)	(368)

Increase (decrease) in cash during period	-	-

Cash, beginning period	-	-

Cash, end period	$-	$-

SEE ACCOMPANYING NOTES TO INTERIM FINANCIAL STATEMENTS

H PAY CARD LTD.

INTERIM NOTES TO FINANCIAL STATEMENTS

UNAUDITED

(STATED IN U.S. DOLLARS)

MAY 30, 2008

1.

ORGANIZATION AND BUSINESS ACTIVITIES

H Pay Card Ltd., was incorporated on January 28, 2008, and began active operations on that date. The company is incorporated in Alberta and Saskatchewan. On May 30, 2008, H Pay Card Ltd. was acquired 100% by Sun World Partners, Inc., a Nevada corporation listed on the OTCBB.  The Company is a Development Stage Company as defined by Statement of Financial Accounting Standards (“SFAS”) No. 7.  The financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The interim financial information is unaudited.  In the opinion of management, all adjustments necessary to present fairly the financial position as of May 30, 2008 and the results of operations and cash flows presented herein have been included in the financial statements. All such adjustments are of a normal and recurring nature.  Interim results are not necessarily indicative of results of operations for the full year.

The Company’s has selected May 31st as its fiscal year end.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States and reflect the following policies:

Inventory

Inventory is valued at the lower of cost and net realizable value.

Capital Assets

Capital assets are recorded at cost.

Amortization

Amortization is claimed on the diminishing balance method at the following rates, half in the year of acquisition:

Equipment

20%

Signs

30%

Leasehold Improvements

20%

Revenue

The Company is in the development stage and has not yet realized any revenues from its planned operations.

H PAY CARD LTD.

INTERIM NOTES TO FINANCIAL STATEMENTS

UNAUDITED

(STATED IN U.S. DOLLARS)

MAY 30, 2008

1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with original maturities of less than three months to be cash equivalents.

Basic Net Income (Loss) Per Share

Basic and diluted income (loss) per share is computed by dividing net loss available to common stockholders by the weighted average number of shares outstanding during the period.  Diluted net (loss) per shares is not shown because it would be anti-dilutive.

Research and Development

The Company is a development stage company as defined in Statement of Financial Accounting Standards No. 7.  The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced.  All losses, accumulated since inception, have been considered part of the Company’s development stage activities.  Research and development costs are expensed in the year in which they are incurred.

2.

SHAREHOLDERS’ LOANS

The shareholders’ loans are unsecured, and have no fixed terms of repayment.

4.

COMMON STOCK

The Company is authorized to issue an unlimited number of shares of common stock with $0.001 par value and had 12,000,000 shares of common stock issued and outstanding as of May 30, 2008.

1.

GOING-CONCERN

As of May 30, 2008, the Company has an accumulated deficit of $24,333 and remains in the development stage.  Those factors could create an uncertainty about the Company's ability to continue as a going concern.

Continuation of the Company as a going concern is dependent upon obtaining additional capital and ultimately, upon the Company's attaining profitable operations.  The management of the Company  intends  to  seek  additional  funding  which  will be utilized to fund its business plan  and  continue  operations. The Company recognizes that, if it is unable to raise additional capital, it may find it necessary to substantially reduce or cease operations.

2.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September, 2006, the FASB issued SFAS No. 157, FAIR VALUE MEASUREMENTS. The statement defines fair value, determines appropriate measurement methods, and expands disclosure requirements about those measurements. SFAS No. 157 is effective for our fiscal year beginning January 1, 2008.

H PAY CARD LTD.

INTERIM NOTES TO FINANCIAL STATEMENTS

UNAUDITED

(STATED IN U.S. DOLLARS)

MAY 30, 2008

1.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (continued)

In February 2007, the FASB issued SFAS No. 159, THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES, including an amendment of FASB Statement No. 115. This pronouncement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 is effective as of the beginning of our fiscal year which begins January 1, 2008.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), BUSINESS COMBINATIONS. This revision to SFAS No. 141 requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, at their fair values as of the acquisition date, with limited exceptions. This revision also requires that acquisition-related costs be recognized separately from the assets acquired and that expected restructuring costs be recognized as if they were a liability assumed at the acquisition date and recognized separately from the business combination. In addition, this revision requires that if a business combination is achieved in stages, that the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, be recognized at the full amounts of their fair values. The Company is currently not pursuing any business combinations and does not plan to do so in the future, so this statement likely will not have any impact on the Company.

In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS, an amendment of ARB No. 51. The objective of this statement is to improve the relevance, comparability, and transparency of the financial statements by establishing accounting and reporting standards for the Noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The Company believes that this statement will not have any impact on its financial statements, unless it deconsolidates a subsidiary.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (An amendment to SFAS No. 133). This statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 and requires enhanced disclosures with respect to derivative and hedging activities. The Company will comply with the disclosure requirements of this statement if it utilizes derivative instruments or engages in hedging activities upon its effectiveness.

In April 2008, the FASB issued FASB Staff Position No. 142-3, DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS (“FSP No. 142-3”) to improve the consistency between the useful life of a recognized intangible asset (under SFAS No. 142) and the period of expected cash flows used to measure the fair value of the intangible asset (under SFAS No. 141(R)). FSP No. 142-3 amends the factors to be considered when developing renewal or extension assumptions that are used to estimate an intangible asset’s useful life under SFAS No. 142. The guidance in the new staff position is to be applied prospectively to intangible assets acquired after December 31, 2008. In addition, FSP No. 142-3.

H PAY CARD LTD.

INTERIM NOTES TO FINANCIAL STATEMENTS

UNAUDITED

(STATED IN U.S. DOLLARS)

MAY 30, 2008

2.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (continued)

increases the disclosure requirements related to renewal or extension assumptions. The Company does not believe implementation of FSP No. 142-3 will have a material impact on its financial statements.

In May 2008, the FASB issued Statement No. 162, THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.  This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy).  This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “the Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.”

In May 2008, the FASB issued Statement No. 163, ACCOUNTING FOR FINANCE GUARANTEE INSURANCE CONTRACTS – AN INTERPRETATION OF FASB STATEMENT NO. 60.  The premium revenue recognition approach for a financial guarantee insurance contract links premium revenue recognition to the amount of insurance protection and the period in which it is provided. For purposes of this statement, the amount of insurance protection provided is assumed to be a function of the insured principal amount outstanding, since the premium received requires the insurance enterprise to stand ready to protect holders of an insured financial obligation from loss due to default over the period of the insured financial obligation.  This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008.

 In June 2008, the FASB issued FASB Staff Position Emerging Issues Task Force (EITF) No. 03-6-1, DETERMINING WHETHER INSTRUMENTS GRANTED IN SHARE-BASED PAYMENT TRANSACTIONS ARE PARTICIPATING SECURITIES (“FSP EITF No. 03-6-1”).  Under FSP EITF No. 03-6-1, unvested share-based payment awards that contain rights to receive nonforfeitable dividends (whether paid or unpaid) are participating securities, and should be included in the two-class method of computing EPS. FSP EITF No. 03-6-1 is effective for fiscal years beginning after December 15, 2008, and interim periods within those years, and is not expected to have a significant impact on the Company’s financial statements.

None of the above new pronouncements has current application to the Company, but may be applicable to the Company's future financial reporting.